HEITMAN REAL ESTATE FUND
MANAGEMENT LETTER                                      DECEMBER 31, 1996
------------------------------------------------------------------------

We are pleased to report real estate securities had an outstanding year in 1996. Buoyed by improving real estate fundamentals and an extremely attractive investment valuation versus the broader market opportunities, the Wilshire Real Estate Securities Index1 (the "WRESI"), the real estate industry's primary benchmark, produced a total return of 36.9%
versus the Standard and Poor's Composite Index of 500 Stocks2 ("S&P 500") performance of 22.96% for the year ended December 31, 1996.

1996 PERFORMANCE
----------------
For the twelve months ended December 31, 1996, the Heitman Real Estate Fund (the "Fund") provided its shareholders with a total return of 38.06% and 37.44% for the Heitman/PRA Institutional Class ("Institutional Class") and the Advisor Class, respectively, outpacing the WRESI by approximately 1.2 percentage points and 0.6 percentage points, respectively. In addition, the Fund's Institutional Class outperformed the average return of all real estate funds, as calculated by Lipper Analytical Services, Inc., by an impressive 7.26 percentage points. The following table compares the Fund's performance versus the indices and the average competitor for the period ended December 31, 1996:

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                     ADVISOR ADVISOR    WILSHIRE
                          HEITMAN/    CLASS   CLASS       REAL         AVERAGE
                            PRA        NET    PUBLIC     ESTATE         REAL
                       INSTITUTIONAL  ASSET  OFFERING  SECURITIES  S&P  ESTATE
                           CLASS      VALUE  PRICE(1)     INDEX    500  FUND(2)
-------------------------------------------------------------------------------

3/13/89(3) - 12/31/96       10.18%      n/a      n/a      5.85%  15.83%  9.43%
5/15/95(4) - 12/31/96          n/a   31.02%   27.18%     28.21%  25.59%    n/a
5 Years Ending 12/31/96     17.38%      n/a      n/a     14.37%  15.22%  9.88%
1 Year Ending 12/31/96      38.06%   37.44%   30.91%     36.87%  22.96% 30.80%
Quarter Ending 12/31/96(5)  19.39%   19.35%   13.68%     18.39%   8.34% 15.89%

(1)Reflects the deduction of the maximum 4.75% sales charges and assumes re-investment of all dividends at net asset value.
(2)Source:  Lipper Analytical Services, Inc.
(3)Inception date of Institutional Class.
(4)Inception date of Advisor Class.
(5)Represents aggregate total returns.


1 The Wilshire Real Estate Securities Index is an unmanaged index of real estate securities.
2 The S&P 500 is an unmanaged index of publicly traded stocks.


PAST  PERFORMANCE  IS  NOT  PREDICTIVE OF  FUTURE  RESULTS.   INVESTMENT
RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

HEITMAN REAL ESTATE FUND
MANAGEMENT LETTER - CONTINUED                          DECEMBER 31, 1996
------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN THE
               HEITMAN/PRA INSTITUTIONAL CLASS

         Institutional Class       WRESI      S&P 500
		 -------------------       -----      -------
3/13/89         250000            250000       250000
9/30/89         262050            266650       300750
9/30/90         193603            174122       272931
9/30/91         231491            195609       358003
9/30/92         265034            200069       397634
9/30/93         365110            265592       449326
9/30/94         346088            251250       465817
9/30/95         348338            250622       468845
12/31/95        386202            284831       645036
12/31/96        533178            389815       787875


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ADVISOR
                           CLASS*

             Advisor Class         WRESI      S&P 500
			 -------------         -----      -------
5/15/95           9525             10000        10000
12/31/95         10269             10963        11853
12/31/96         14113             15005        14574


*The values shown for the Advisor Class shares reflect the effect of the maximum sales load of 4.75%.

Over the longer term, we are particularly proud of our five year performance track record. The Fund's Institutional Class has outperformed the WRESI in four of the past five years by, on average,
3.0 percentage points per year. This is a superior level of outperformance in our view. Of course, the WRESI is particularly hard to outperform since its results do not bear any of the administrative or transaction costs that the Fund incurs.

PAST  PERFORMANCE  IS  NOT  PREDICTIVE OF  FUTURE  RESULTS.   INVESTMENT
RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

HEITMAN REAL ESTATE FUND
MANAGEMENT LETTER - CONTINUED                          DECEMBER 31, 1996
------------------------------------------------------------------------

It is noteworthy to point out that the Fund's Institutional Class (the Advisor Class inception date was May 15, 1995) has also outperformed the S&P 500 in four out of the past five years. The Institutional Class performance over the S&P 500 index has averaged 2.16 percentage points per annum during the five year period ended December 31, 1996.

GROWTH OF THE REIT MARKET
-------------------------
The U.S. public real estate securities market, and specifically the real estate investment trust ("REIT") market continued to grow at an impressive rate during 1996. Market capitalization of the WRESI increased by nearly 60% in 1996 to $77.3 billion from $48.8 billion at the end of 1995. As in 1995, secondary public offerings provided the main source of growth. In contrast, initial public offerings (IPOs) fueled the REIT market in 1993-94. With 107 companies in the WRESI, at an average market capitalization of over $700 million, the REIT market is now drawing serious consideration from investors around the globe, including those who had previously dismissed the REIT market as too small to merit attention. Public REITs continue to offer investors access to high-quality commercial property with enhanced liquidity and the ability to diversify portfolios by property type and geographic region.

FACTORS AFFECTING 1996 PERFORMANCE
----------------------------------
A combination of several factors converged during 1996 which served as the stimulus for the year's outstanding results. Those factors included the following:

RECOVERING REAL ESTATE MARKETS. While the national economy has continued to grow moderately since 1991, annual compounding of that growth has created increased demand for apartments, office and industrial space. The lack of capital flowing into real estate over the past five years shut down new construction and allowed most markets to recover from their prior excesses. During 1996, landlords suddenly found themselves in the position of being able to raise rents and stop having to pay excessive rental concessions in order to attract tenants.

LARGER, MORE EFFICIENT REITS. There were 117 secondary issues that raised a total of over $10 billion in 1996. This equity issuance outpaced 1995's then record pace of 93 issues that raised over $7 billion. This strong equity issuance over the past two years has increased the average market capitalization for the companies providing greater liquidity, higher diversification and fostering expense savings through economies of scale. All of these factors serve to reduce overall risk for the sector, support current valuations, and enhance performance going forward.

LOWER COST OF CAPITAL. In our view, the most significant change which occurred during 1996 was the dramatic improvement in the cost of capital for many companies. This is significant because a low cost of capital is perhaps the most important factor affecting earnings growth for REITs. Factors driving the improvement in the cost of capital included lower interest rates, reduced borrowing spreads, increased issuance of investment grade debt and less dilutive equity offerings at high share prices.

PAST  PERFORMANCE  IS  NOT  PREDICTIVE OF  FUTURE  RESULTS.   INVESTMENT
RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

HEITMAN REAL ESTATE FUND
MANAGEMENT LETTER - CONTINUED                          DECEMBER 31, 1996
------------------------------------------------------------------------

ATTRACTIVE RELATIVE VALUATION. At the beginning of 1996, equity REITs had an average dividend yield3 of over 8% and expected earnings growth of approximately 9%. Compared with an average dividend yield of approximately 2% for the S&P 500, REITs reflected good value in today's equity market. Notwithstanding the strong performance in 1996, the attractive relative valuation in favor of REITs remains.

Attesting to the strength of the real estate recovery, real estate securities outperformed other sectors significantly during 1996 despite investor preoccupation with large-cap equities. For example, the S&P 500 index, which is dominated by large-cap stocks, outperformed the small-cap Russell 2000 Stock Index4 by over 6.4 percentage points during 1996. Given the market's apparent aversion to small-cap stocks in 1996, we believe that investors were drawn to REITs because of their relative attractive valuation and improving real estate fundamentals.

FUTURE OUTLOOK
--------------
Notwithstanding 1996's stellar total return performance, we expect real estate securities to continue to outperform the broader market averages. In the near term, we believe the combination of relatively cheap equity capital and low borrowing rates may drive REIT earnings growth through positive spread investment. In the long term, REIT earnings growth will be driven internally as real estate markets continue to gravitate from a tenants' market to a landlords' market. Rent concessions are declining dramatically, occupancy rates have risen and landlords are now generally in the position to raise rental rates. In many markets, however, rents have not yet risen to a level whereby new development is economically feasible. In short, we are in the sweet spot of the current real estate recovery in which demand is increasing but new supply is generally not being added.

We also continue to be pleased with the evolution of the individual REITs. Most companies have continued to strengthen their balance sheets by maintaining conservative levels of debt and reducing dividend payout ratios, thus retaining higher levels of cash flow. Additionally, it is our view that the management of most REITs have exercised prudence in their investment of capital. In markets that have seen an increase in real estate pricing or new construction, REITs have generally stopped buying or delayed development plans. In many instances, REITs have taken advantage of strong markets by disposing of properties at attractive prices.

The intense public scrutiny of specific REIT investment activity along with more timely access to general market data force REITs to not "push the envelope" in terms of their investment decisions. REIT managements understand all too well that unsound investment decisions today may show up in their earnings report tomorrow.

SUMMARY
-------
Through the powerful combination of positive spread investing, accelerating internal growth and a higher quality of earnings, we expect REIT performance to continue to outpace the broader equity markets. The anticipated 1997 earnings growth rate for the average REIT is currently over 9%. That growth, combined with a projected average dividend yield of approximately 6%, and assuming constant multiples on

3 A dividend yield is calculated by dividing a stock's annual dividend by its share price.
4 The Russell 2000 Stock Index is a unmanaged index of the 2000 smallest capitalized stocks of the Russell 3000 Stock Index.

PAST  PERFORMANCE  IS  NOT  PREDICTIVE OF  FUTURE  RESULTS.   INVESTMENT
RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

HEITMAN REAL ESTATE FUND
MANAGEMENT LETTER - CONTINUED                          DECEMBER 31, 1996
------------------------------------------------------------------------

earnings, we believe could deliver REIT investors with a 12% to 15% total return during 1997. By comparison, the 1997 consensus growth estimates for the stocks in the S&P 500 average about 6% to 8% and currently pay a dividend that yields less than 2%. In short, we believe that REITs offer investors with a more favorable risk/reward balance than do the broader equity markets. As always, we appreciate your continued confidence and look forward to serving you in the next year.

Sincerely,

/s/ Dean A. Sotter   /s/ Timothy J. Pire    /s/ Randy Newsome

Dean A. Sotter       Timothy J. Pire, CFA   Randy Newsome
Portfolio Manager    Portfolio Manager      Portfolio Manager


February 21, 1997



2/28/97.   ACG  CAPITAL CORPORATION IS THE DISTRIBUTOR FOR  THE  ADVISOR
CLASS.   RODNEY  SQUARE DISTRIBUTORS, INC. IS THE  DISTRIBUTOR  FOR  THE
HEITMAN/PRA INSTITUTIONAL CLASS.

PAST  PERFORMANCE  IS  NOT  PREDICTIVE OF  FUTURE  RESULTS.   INVESTMENT
RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

HEITMAN REAL ESTATE FUND
SCHEDULE OF INVESTMENTS                                      DECEMBER 31, 1996
------------------------------------------------------------------------------

                                                                                       NAREIT
																		           CLASSIFICATION	 MARKET VALUE
																		   SHARES   (UNAUDITED)        (NOTE 2)
																		   ------   -----------        --------
COMMON STOCK - 91.6%
   Alexander Haagen Properties, Inc.  ..............................       201,400     Equity       $   2,970,650
   Arden Realty Group, Inc.  .......................................       376,700     Equity          10,453,425
   Associated Estates Realty Corp.  ................................       170,600     Equity           4,051,750
   Avalon Properties, Inc.  ........................................       243,672     Equity           7,005,570
   Bay Apartment Communities, Inc.  ................................        99,600     Equity           3,585,600
   Brandywine Realty Trust  ........................................        27,900     Equity             544,050
   Cali Realty Corporation  ........................................       329,900     Equity          10,185,663
   Carramerica Realty Corp.  .......................................       175,600     Equity           5,136,300
   Catellus Development Corp.*  ....................................        2,300      Equity              26,162
   Centerpoint Properties Corp.  ...................................       212,900     Equity           6,972,475
   Chateau Properties, Inc.  .......................................       134,758     Equity           3,571,087
   Chelsea GCA Realty, Inc.  .......................................       165,893     Equity           5,744,045
   Colonial Properties Trust  ..... ................................       134,638     Equity           4,089,629
   Developers Diversified Realty Corp.  ............................       115,330     Equity           4,281,626
   Essex Property Trust, Inc.  .....................................       361,400     Equity          10,616,125
   Excel Realty Trust, Inc.  .......................................       287,000     Equity           7,282,625
   Felcor Suite Hotels, Inc.  ......................................       198,900     Equity           7,036,088
   Grubb & Ellis Realty Income Trust*  .............................       189,700    Mortgage             83,468
   Homestead Village, Inc. (Warrants)*  ............................        16,387     Equity             133,144
   Homestead Village, Inc.  ........................................        24,426     Equity             439,668
   Kimco Realty Corp.  .............................................       219,500     Equity           7,655,063
   Liberty Property Trust  .........................................       188,700     Equity           4,859,025
   Meridian Industrial Trust  ......................................       335,200     Equity           7,039,200
   Post Properties, Inc.   .........................................        45,177     Equity           1,818,374
   Regency Realty Corp.   ..........................................       189,000     Equity           4,961,250
   Rouse Company   .................................................       174,900     Equity           5,553,075
   Security Capital Industrial Trust   .............................       139,491     Equity           2,981,620
   Security Capital Pacific Trust  .................................       201,230     Equity           4,603,136
   Simon Debartolo Group Inc.  .....................................        92,536     Equity           2,868,616
   South West Property Trust  ......................................       282,266     Equity           4,763,239
   Sovran Self Storage, Inc.  ......................................       231,200     Equity           7,225,000
   Spieker Properties, Inc.  .......................................       179,500     Equity           6,462,000
   Starwood Lodging Trust  .........................................        74,200     Equity           4,090,275
   Storage Trust Realty  ...........................................       280,000     Equity           7,560,000
   Storage USA Inc.  ...............................................        46,000     Equity           1,730,750
   Tanger Factory Outlet Center, Inc.  .............................        98,800     Equity           2,679,950
   Trizec Hahn Corp.  ..............................................       702,600     Equity          15,457,200
   Vornado Realty Trust  ...........................................        93,900     Equity           4,929,750
                                                                                                      -----------

        TOTAL COMMON STOCK (COST $146,843,055) ...............................................        191,446,673
                                                                                                      -----------


                                                                        PAR ($000) OR                MARKET VALUE
																	  NUMBER OF SHARES                 (NOTE 2)
																	  ----------------                 --------
PREFERRED STOCK - 0.4%
   Security Capital Industrial Trust, 7.00%,
     Convertible (COST $797,600)....................................        33,600                    $   915,600
                                                                                                      -----------


U.S. GOVERNMENT AGENCY OBLIGATION - 9.0%
   Federal Home Loan Banks Discount Notes, 5.00%,
     due 01/02/97 (COST $18,777,392)................................       $18,780                     18,777,392
                                                                                                      -----------




TOTAL INVESTMENTS (COST $166,418,047) - 101.0%................................................        211,139,665
                                                                                                      -----------

OTHER ASSETS AND LIABILITIES, NET -(1.0)%.....................................................         (2,059,999)
                                                                                                      -----------

NET ASSETS -100.0%............................................................................       $209,079,666
                                                                                                     ------------

* Non-income priducing security.


      The accompanying notes are an integral part of the financial statements.

HEITMEN REAL ESTATE FUND
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
-------------------------------------------------------------------------------

ASSETS:
 Investments, at market value
   (identified cost $166,418,047) (Note 3).................................                               $ 211,139,665
 Cash......................................................................                                       4,800
 Receivables:
  Capital shares sold......................................................                                   1,212,839
  Dividends................................................................                                   1,271,793
 Other assets..............................................................                                      17,624
                                                                                                          -------------
    TOTAL ASSETS...........................................................                                 213,646,721
                                                                                                          -------------

LIABILITIES:
 Payables:
  Capital shares redeemed..................................................                                     108,851
  Investment management fees (Note 4)......................................                                     114,760
  Investment securities purchased..........................................                                   4,113,815
  Accrued expenses.........................................................                                     229,629
                                                                                                          -------------
    TOTAL LIABILITIES......................................................                                   4,567,055
                                                                                                          -------------

NET ASSETS:
 (Applicable to 19,058,912 shares of $0.001 par value
  beneficial interest issued and outstanding; unlimited
  number of shares authorized).............................................                               $ 209,079,666
                                                                                                          =============

 Net asset value, offering price and redemption price per
    Institutional class share ($129,275,157 / 11,790,030)..................                                      $10.96
                                                                                                                 ======

 Net asset value and redemption price per
    Advisor class share ($79,804,509 / 7,268,882)..........................                                      $10.98
                                                                                                                 ======

 Offering price per Advisor class share ($10.98 / 0.9525)..................                                      $11.53
                                                                                                                 ======

COMPONENTS OF NET ASSETS:
 Paid-in capital...........................................................                               $ 164,539,659
 Distributions in excess of net realized gain on investments...............                                    (181,611)
 Net unrealized appreciation of investments................................                                  44,721,618
                                                                                                          -------------

NET ASSETS.................................................................                               $ 209,079,666
                                                                                                          =============

HEITMAN REAL ESTATE FUND
STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (Note 2)........................................................                               $   6,796,180
 Interest..................................................................                                     622,678
                                                                                                          -------------
  Total investment income..................................................                                   7,418,858
                                                                                                          -------------

EXPENSES:
 Advisory fees (Note 4)....................................................          $      992,968
 Administration fees (Note 4)..............................................                 141,640
 Trustees' fees and expenses (Note 5)......................................                  71,359
 Accounting fees (Note 4)..................................................                  73,582
 Professional fees.........................................................                 134,268
 Custodian fees............................................................                  42,889
 Insurance.................................................................                  41,875
 Federal Registration fees.................................................                  16,407
 State Registration fees...................................................                  24,520
 Shareholder report fees...................................................                  31,966
 Distribution fees - Advisor Shares (Note 4)...............................                  89,289
 Shareholder Servicing fees - Advisor Shares (Note 4)......................                  89,289
 Transfer agent fees.......................................................                  87,449
 Other.....................................................................                  30,583
                                                                                      -------------

    Total expenses.........................................................                                   1,868,084
                                                                                                          -------------

      Net investment income................................................                                   5,550,774
                                                                                                          -------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain from security transactions..............................                                  11,165,013
 Net change in unrealized appreciation of investments......................                                  34,985,157
                                                                                                          -------------

    Net realized and unrealized gain on investments........................                                  46,150,170
                                                                                                          -------------

 Net increase in net assets resulting from operations......................                               $  51,700,944
                                                                                                          =============

HEITMAN REAL ESTATE FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                     For the Fiscal       For the Fiscal
                                                                                       Year Ended           Year Ended
                                                                                    December 31, 1996   December 31, 1995
																					-----------------   -----------------
OPERATIONS:
 Net investment income (Note 2)............................................          $    5,550,774       $   3,839,479
 Net realized gain (loss) from security transactions.......................              11,165,013          (1,952,399)
 Net change in unrealized appreciation of investments......................              34,985,157           7,936,118
                                                                                     --------------       -------------
  Net increase in net assets resulting from operations.....................              51,700,944           9,823,198
                                                                                     --------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS - INSTITUTIONAL SHARES (NOTE 2):
 From net investment income ($0.37 and $0.33 per share, respectively)......              (4,155,578)         (3,778,062)
 In excess of net investment income ($0.10 and $0.00 per share,
  respectively)............................................................              (1,094,050)                  -
 From net capital gains ($0.41 and $0.00 per share, respectively)..........              (4,677,017)            (37,013)
 From tax return of capital ($0.00 and $0.18 per share, respectively)......                       -          (2,081,064)

DISTRIBUTIONS TO SHAREHOLDERS - ADVISOR SHARES (NOTE 2):
 From net investment income ($0.31 and $0.23 per share, respectively)......              (1,395,196)            (69,725)
 In excess of net investment income ($0.12 and $0.00 per share,
  respectively)............................................................                (529,580)                  -
 From net capital gains ($0.41 and $0.00 per share, respectively)..........              (2,751,674)               (683)
 From tax return of capital ($0.00 and 0.13 per share, respectively).......                       -             (38,406)
                                                                                     --------------       -------------
  Total distributions paid to shareholders.................................             (14,603,095)         (6,004,953)
                                                                                     --------------       -------------
CAPITAL SHARE TRANSACTIONS:
 Receipt from Institutional Shares sold....................................              45,944,221          16,694,861
 Receipt from Institutional Shares issued on reinvestment of distributions.               3,754,881           3,002,158
 Institutional Shares redeemed.............................................             (41,272,537)        (33,136,352)
 Receipt from Advisor Shares sold..........................................              67,072,455          10,634,266
 Receipt from Advisor Shares issued on reinvestment of distributions.......               4,469,947              72,560
 Advisor Shares redeemed...................................................              (9,199,099)         (5,442,423)
                                                                                     --------------       -------------
 Increase (decrease) in net assets resulting from capital share
  transactions (a).........................................................              70,769,868          (8,174,930)
                                                                                     --------------       -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS................................             107,867,717          (4,356,685)

NET ASSETS:
 Beginning of year.........................................................             101,211,949         105,568,634
                                                                                     --------------       -------------
 End of year...............................................................          $  209,079,666       $ 101,211,949
                                                                                     ==============       =============
(a)TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
 Institutional Shares sold.................................................               4,898,411           2,056,156
 Institutional Shares issued on reinvestment of distributions..............                 376,263             368,561
 Institutional Shares redeemed.............................................              (4,542,560)         (4,093,559)
 Advisor Shares sold.......................................................               7,164,380           1,276,166
 Advisor Shares issued on reinvestment of distributions....................                 429,486               8,519
 Advisor Shares redeemed...................................................                (961,503)           (648,167)
                                                                                     --------------       -------------
 Net increase (decrease) in shares.........................................               7,364,477          (1,032,324)
 Shares outstanding - Beginning balance....................................              11,694,435          12,726,759
                                                                                     --------------       -------------
 Shares outstanding - Ending balance.......................................              19,058,912          11,694,435
                                                                                     ==============       =============

HEITMAN REAL ESTATE FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout each fiscal period presented.

INSTITUTIONAL SHARES

                                                             For the       For the
                                                          Fiscal Years   Three-Month
                                                              Ended      Period Ended     For the Fiscal Years
                                                           December 31,     Dec. 31,       Ended September 30,
														  --------------                ------------------------
                                                          1996      1995      1994      1994      1993      1992
                                                         -----     -----     -----    ------     -----     -----
NET ASSET VALUE, BEGINNING OF PERIOD.............        $8.65     $8.30     $9.23    $10.95     $8.29     $7.66
                                                        ------    ------    ------    ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (a).......................         0.37      0.33      0.10      0.32      0.40      0.45
 Net realized and unrealized gain (loss)
  on investments.................................         2.82      0.53     (0.05)    (0.92)     2.67      0.63
                                                        ------    ------    ------    ------    ------    ------
    Total from investment operations.............         3.19      0.86      0.05     (0.60)     3.07      1.08
                                                        ------    ------    ------    ------    ------    ------
DISTRIBUTIONS
 From net investment income (a)..................        (0.37)    (0.33)    (0.10)    (0.31)    (0.41)    (0.45)
 In excess of net investment income..............        (0.10)     0.00      0.00      0.00      0.00      0.00
 From net realized gain on investments...........        (0.41)     0.00     (0.77)    (0.67)     0.00      0.00
 From tax return of capital (b)..................         0.00     (0.18)    (0.11)    (0.14)     0.00      0.00
                                                        ------    ------    ------    ------    ------    ------
    Total distributions..........................        (0.88)    (0.51)    (0.98)    (1.12)    (0.41)    (0.45)
                                                        ------    ------    ------    ------    ------    ------

NET ASSET VALUE, END OF PERIOD...................       $10.96     $8.65     $8.30     $9.23    $10.95     $8.29
                                                        ======    ======    ======    ======    ======    ======

Total Return.....................................       38.06%    10.87%    0.65%c   (5.22)%    37.76%    14.49%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)............     $129,275   $95,692  $105,569  $116,268  $141,672   $66,521
 Ratio of expenses to average net assets.........        1.23%     1.29%    1.28%*     1.22%     1.24%     1.37%
 Ratio of net investment income to
  average net assets (a).........................        4.09%     3.97%   4.35%*      2.87%     4.37%     5.75%
 Portfolio Turnover..............................       59.88%    65.33%   37.55%*    90.11%    61.47%    28.05%
 Average commission rate paid (d)................      $0.0504         -         -         -         -         -

---------------------
*    Annualized.
a Distributions from REIT investments generally include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all distributions received, including the returns of capital, as net investment income.
b Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2, the Fund, for the fiscal year ended September 30, 1994, adopted an accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the years ended September 30, 1992 and 1993 have not been restated.
c    Not annualized.
d Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

HEITMAN REAL ESTATE FUND
FINANCIAL HIGHLIGHTS - CONTINUED
-------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout the fiscal periods presented.

ADVISOR SHARES
                                                               For the Period
                                                                May 15, 1995
                                                               (Commencement
										    For the Fiscal     of Operations)
                                              Year Ended           through
										   December 31, 1996  December 31, 1995
										   -----------------  -----------------


NET ASSET VALUE, BEGINNING OF PERIOD.......     $8.67               $8.00
                                               ------              ------

INCOME FROM INVESTMENT OPERATIONS
 Net investment income (a).................      0.31                0.23
 Net realized and unrealized gain
  on investments...........................      2.84                0.80
                                               ------              ------
    Total from investment operations.......      3.15                1.03
                                               ------              ------
DISTRIBUTIONS
 From net investment income (a)............     (0.31)              (0.23)
 In excess of net investment income........     (0.12)               0.00
 From net realized gain on investments.....     (0.41)               0.00
 From tax return of capital (b)............      0.00               (0.13)
                                               ------              ------
    Total distributions....................     (0.84)              (0.36)
                                               ------              ------

NET ASSET VALUE, END OF PERIOD.............    $10.98               $8.67
                                               ======              ======

Total Return (c)...........................    37.44%              13.19%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's)......   $79,805              $5,520
 Ratio of expenses to average net assets...     1.73%            1.99%* d
 Ratio of net investment income to
  average net assets (a)...................     3.91%            4.27%* d
 Portfolio Turnover........................    59.88%             65.33%*
 Average commission rate paid (e)..........   $0.0504                  -

------------------------
*    Annualized.
a Distributions from REIT investments generally include a return of capital, which the Fund records as a reduction in the cost basis of its investments.
b Historically, the Fund has distributed to its shareholders amounts approximating distributions received from the REITs. Such distributions may include a portion which may be a return of capital.
c These results do not include the sales charge. If the charge had been included, the returns would have been lower. The total return figure for the fiscal period ended December 31, 1995 has not been annualized.
d During 1995, the Advisor agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.
e Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

HEITMAN REAL ESTATE FUND
NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 1996
------------------------------------------------------------------------

NOTE 1 - ORGANIZATION
Heitman Securities Trust (the "Trust") is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized on September 15, 1988, as a Massachusetts business trust under a Master Trust Agreement which was amended and restated on February 28, 1995 (the "Master Trust Agreement"). The Master Trust Agreement permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets. Heitman Real Estate Fund (the "Fund") was organized as a series of the Trust on September 15, 1988 and shares of the Trust representing interests in the Fund were registered with the Securities and Exchange Commission on January 4, 1989. The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

The Fund offers two classes of shares (Institutional Shares and Advisor Shares). Institutional Shares and Advisor Shares are substantially identical, except that Advisor Shares bear the fees that are payable under a Distribution Plan adopted by the Board of Trustees ( the "Distribution Plan") at an annual rate of 0.25% of the average daily net assets of Advisor Shares. The Advisor Shares bear the fees payable to service organizations pursuant to a Shareholder Servicing Plan at an annual rate of 0.25% of the average daily net assets of Advisor Shares owned by shareholders with whom the service organizations have a servicing relationship. In addition to the fees paid pursuant to the Distribution Plan and the Shareholder Servicing Plan, each class bears the expenses associated with transfer agent fees and expenses, printing of shareholder reports, registration fees, administrative, and accounting fees. Institutional Shares were offered for sale on March 13, 1989 and Advisor Shares were offered for sale on May 15, 1995.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITIES TRANSACTIONS AND INVESTMENT INCOME
--------------------------------------------------------
The  Fund's  investment  securities  portfolio  consists  primarily   of
investments in public companies engaged in the real estate business. Investment securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
Realized  gains  or  losses  on  sales  of  investment  securities   are
determined on the first-in, first-out ("FIFO") basis.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. For financial reporting purposes through September 30, 1993, these dividends were recorded as dividend income, and the investment in the REIT reported at market value. During the fiscal year ended September 30, 1994, effective October 1, 1993, the Fund changed its accounting policy to record the return of capital portion of dividends received, as provided by the REITs, as a reduction in the cost basis of its investments in the REITs. This change has no effect on the calculation of net asset value per share.

Generally, the Fund has distributed to its shareholders amounts approximating distributions received from the REITs. Accordingly, the Fund's distributions to shareholders have included the return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to current taxation. In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies ("SOP"), distributions representing a return of capital for tax purposes are charged to paid-in capital.

INVESTMENT SECURITIES VALUATION
-------------------------------
Investment securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. If there has been no sale, the investment security is valued at the average between the closing bid and closing offer quoted on such day. Investment securities traded only in the over-the-counter market are valued at the last price reported on the NASDAQ National Market System, or, if the security is not reported on the NASDAQ National Market System, at the last reported bid on such day. Otherwise, the investment security is valued by such method as the Trustees shall determine in good faith to reflect its fair value.

Effective May 14, 1992, Grubb & Ellis Realty Trust ("GRIT") completed its dissolution by transferring all its remaining assets to a liquidating trust. On the date of the dissolution, GRIT's shares were canceled and replaced by beneficial interests in a liquidating trust, which are not transferable. On March 25, 1994, the Fund received a distribution from GRIT in the amount of $369,915, representing $1.95 for each share of the GRIT liquidating trust held by the Fund. The Trustees have determined that the Fund's ownership in the remainder of the liquidating trust should be valued at $0.44 per share. At December 31, 1996, the Fund owned 189,700 shares of the GRIT liquidating trust for a value of $83,468.

INCOME TAXES
------------
The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund will be entitled to claim a dividends paid deduction for distributions of income and capital gains to shareholders. Accordingly, the Fund will not be liable for federal income taxes to the extent its taxable investment income and net realized capital gains are fully distributed to shareholders.

The Fund is also subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. The amount of capital loss carryforward utilized during the fiscal year ended December 31, 1996 was approximately $3,735,000.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
-----------------------------------------------------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSES
--------
All expenses of the Fund (other than expenses incurred under the Distribution Plan and the Shareholder Servicing Plan) are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.

NOTE 3 - INVESTMENT SECURITIES
For the fiscal year ended December 31, 1996, the cost of purchases and the proceeds from sales of investment securities (excluding short-term investments) aggregated $131,165,704 and $77,468,388, respectively. Cost for federal income tax purposes is $166,599,658 and unrealized appreciation consists of:

         Gross unrealized appreciation      $45,002,458
         Gross unrealized depreciation         (462,451)
                                            -----------
            Net unrealized appreciation     $44,540,007
                                            ===========

NOTE 4 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES The Fund entered into an Investment Management Agreement (the "Agreement") with Heitman/PRA Securities Advisors, Inc. (the "Advisor") on January 31, 1995. The Advisor is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman"), a wholly owned subsidiary of United Asset Management Corporation. The Fund pays the Advisor a fee for its services, calculated daily and paid monthly, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets and 0.65% of the average daily net assets of the Fund in excess of $100 million, excluding assets invested in any money market mutual fund. The Agreement provides that in the event total expenses of the Fund (exclusive of interest, taxes, brokerage expenses, distribution expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the Fund's average net assets up to $50 million plus (ii) 1.50% of the Fund's average net assets in excess of $50 million, the Advisor will pay or reimburse the Fund for that excess up to the amount of its advisory fee during that fiscal year.

Prior to January 31, 1995, PRA Securities Advisors, L.P. (the "Prior Advisor") served as the Fund's advisor pursuant to an Investment Management Agreement whose terms were substantially the same as the Fund's current Agreement with the Advisor.

Rodney Square Management Corporation ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, provides accounting, administration and transfer agent services. For accounting services provided through November 13, 1996, Rodney Square received an annual fee of $45,000 plus an amount equal to 0.02% of that portion of the Institutional Shares' average daily net assets for the year in excess of $100 million, plus any out-of-pocket expenses. In addition, for accounting services provided through November 13, 1996, Rodney Square also received an amount equal to 0.02% of the Fund's average daily net assets with respect to the Advisor Shares, subject to a minimum annual fee of $25,000, plus any out-of-pocket expenses. Effective November 14, 1996 the Board of Trustees agreed to a change in the accounting services fee. Under the new agreement the Fund pays an annual fee of $75,000, plus an amount equal to 0.02% of the Fund's average daily net assets in excess of $100 million, plus any out-of-pocket expenses. For administrative services provided, Rodney Square receives a monthly administration fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus any out-of-pocket expenses. Additionally, for administrative services provided, the Advisor Shares are subject to a minimum annual fee of $25,000.

The Fund has adopted a Distribution Plan for the Advisor Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to ACG Capital
Corporation, the distributor for the Advisor Shares ( "ACG" or the "Distributor") at an annual rate of 0.25% of the daily net assets of Advisor Shares of the Fund as a distribution fee. The distribution fees are used by the Distributor to finance activities primarily intended to result in the sale of Advisor Shares of the Fund.

The Fund has also adopted a Shareholder Servicing Plan for the Advisor Shares. Pursuant to the Shareholder Servicing Plan, the Trust contracts with service organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Fund, and processing purchase and redemption orders. The Fund pays fees to service organizations in amounts up to an annual rate of 0.25% of the daily net asset value of Advisor Shares owned by shareholders with whom the service organization has a servicing relationship.

NOTE 5 - REMUNERATION OF TRUSTEES
Certain officers and trustees of the Fund are also officers and/or affiliates of the Advisor or certain shareholders.

HEITMAN REAL ESTATE FUND
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------

To the Trustees and Shareholders of Heitman Real Estate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heitman Real Estate Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended December 31, 1996 were audited by other independent accountants whose report dated February 26, 1996 expressed an unqualified opinion on those statements.


PRICE WATERHOUSE LLP
Philadelphia, PA
February 14, 1997

DIVIDEND NOTICES (UNAUDITED)                                 DECEMBER 31, 1996
------------------------------------------------------------------------------

The following information is required by section 854(b)(2) of the Internal Revenue Code and is based on the Fund's tax year January 1, 1996 through December 31, 1996:

                      INSTITUTIONAL CLASS SHARES
                           ORDINARY INCOME
                        DISTRIBUTIONS PER SHARE
				       -------------------------  LONG TERM
               TOTAL        FROM         FROM     RETURN OF     CAPITAL
   DATE       DIVIDEND   INVESTMENT   SHORT TERM   CAPITAL       GAINS
   PAID      PER SHARE     INCOME   CAPITAL GAINS PER SHARE    PER SHARE
--------------------------------------------------------------------------
 03/29/96     $0.124       $0.120      $0.000       $0.000      $0.004
 06/28/96     $0.117       $0.113      $0.000       $0.000      $0.004
 09/30/96     $0.117       $0.113      $0.000       $0.000      $0.004
 12/31/96     $0.520       $0.125      $0.015       $0.000      $0.380



                        ADVISOR CLASS SHARES
                           ORDINARY INCOME
                        DISTRIBUTIONS PER SHARE
				       -------------------------  LONG TERM
               TOTAL        FROM         FROM     RETURN OF     CAPITAL
   DATE       DIVIDEND   INVESTMENT   SHORT TERM   CAPITAL       GAINS
   PAID      PER SHARE     INCOME   CAPITAL GAINS PER SHARE    PER SHARE
--------------------------------------------------------------------------
 03/29/96      $0.116      $0.112      $0.000       $0.000      $0.004
 06/28/96      $0.109      $0.105      $0.000       $0.000      $0.004
 09/30/96      $0.107      $0.103      $0.000       $0.000      $0.004
 12/31/96      $0.508      $0.113      $0.015       $0.000      $0.380



Pursuant  to Section 852 of the Internal Revenue Code, the Heitman  Real
Estate   Fund   designates  $7,161,267  as  long   term   capital   gain
distributions for the fiscal year ended December 31, 1996.

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from the Fund. Form 1099-DIV provides you with the nature and dollar amounts of all distributions paid in calendar year 1996 and should be used to complete your 1996 tax return.

[Outside cover -- divided into two sections]
[Left Section]

          INVESTMENT ADVISOR
  HEITMAN/PRA SECURITIES ADVISORS, INC.
  180 NORTH LASALLE STREET, SUITE 3600
            CHICAGO, IL 60601

                OFFICERS
      WILLIAM L. RAMSEYER, PRESIDENT
DEAN A. SOTTER, VICE PRESIDENT AND TREASURER
        NANCY B. LYNN, SECRETARY
   RANDY NEWSOME, ASSISTANT SECRETARYY
  TIMOTHY J. PIRE, ASSISTANT SECRETARY
  LAURIE V. BROOKS, ASSISTANT SECRETARY
   JOHN J. KELLEY, ASSISTANT TREASURER

           BOARD OF TRUSTEES
            ROBERT W. BEENEY
            DONALD L. FOOTE
             JOHN F. GOYDAS
          WILLIAM L. RAMSEYER
             GEROGE C. WEIR
             MAURICE WIENER

DISTRIBUTOR - HEITMAN/PRA INSTITUTIONAL CLASS
     RODNEY SQUARE DISTRIBUTORS, INC.
           RODNEY SQUARE NORTH
          1100 N. MARKET STREET
           WILMINGTON, DE 19890

        DISTRIBUTOR - ADVISOR CLASS
          ACG CAPTIAL CORPORATION
      1661 TICE VALLEY BOULEVARD #200
          WALNUT CREEK, CA 94595
               (800) 888-REIT

                 CUSTODIAN
          WILMINGTON TRUST COMPANY
             RODNEY SQUARE NORTH
            1100 N. MARKET STREET
             WILMINGTON, DE 19890

       TRANSFER AGENT AND ADMINISTRATOR
     RODNEY SQUARE MANAGEMENT CORPORATION
             RODNEY SQUARE NORTH
            1100 N. MARKET STREET
             WILMINGTON, DE 19890

              TRUST HEADQUARTERS
     180 NORTH LASALLE STREET, SUITE 3600
              CHICAGO, IL 60601
                (800) 435-1405

HF08 2/97

[Right Section]

          HEITMAN REAL ESTATE FUND




             ANNUAL REPORT
           DECEMBER 31, 1996


[GRAPHIC] Heitman Logo